UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

IN RE:	}	CASE NUMBER
	}	02-10835
	}	
The NewPower Company, et. al.	}	JUDGE **W. Homer Drake, Jr.**
	}	
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 5/31/2007 to 6/30/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address and Phone Number	Attorney's Address and Phone Number
P.O. Box 17296 Stamford, Ct 06907 Tel: (203) 329-8412	191 Peachtree St. Atlanta, GA 30303 Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835

For Period from May 31, 2007 - June 30,2007

	Post Petition Totals	NewPower Holdings, Inc.	The NewPower Company
Opening Cash Balance -5/31/07	$ 1,833		
Inflows:			
Customer Collections			
Collateral Returned			
-Sureties			
-Security Deposits			
Sale Proceeds/Interest Income/Other	5		
Total Inflows	5		
		Distribution of Outflows	
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company
Professionals - Bankruptcy	37	37	
Consulting Fees			
Lockbox Fees	0	0	
Supplies & Misc			
Rent	2	2	
Insurance			
Utilities (Heat, Hydro, Phone, etc.)	0	0	
Payroll (inlcuding tax payments & fees)	8	8	
T&E Reimbursements			
State Tax Payments			
Distribution to Equity	7	7	
Total Outflows	53	53	
Net Cash Flows	(49)		
Closing Cash Balance	$ 1,784		
Amount of Cash Balance in Reserve for Classes 8 -12			

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from May 31, 2007 - June 30,2007
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200	
Beginning of Month Balance* - Gross	$ 13,476	(per 5/31/07 G/L)
PLUS: Current Month New Billings	-	
LESS: Collections During the Month	-	
End of Month Balance - Gross	$ 13,476	(per 6/30/07 G/L)
Allowance for Doubtful Accounts	(13,476)	
End of Month Balance - Net of Allowance	$ -	

Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

Current	> 30 days	> 60 days	Total
$ -	$ -	$ 111	$ 111

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from May 31, 2007 - June 30,2007
Amounts in $000's

See attached System Generated A/P reports as of 6/30/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$	58	(per 5/31/07 G/L)
PLUS: New Indebtedness Incurred		45	
LESS: Amounts Paid on A/P& taxes		(43)	
End of Month Balance	$	60	(per 6/30/07 G/L)

The New Power Company
Vendor Balance Detail
As of June 30, 2007

Exhibit 2A

	Type	Date	Amount	Balance
Archivesone				**0.00**
	Bill	06/13/2007	988.68	988.68
	Bill Pmt -Check	06/13/2007	-988.68	0.00
Total Archivesone			0.00	0.00
Arkadin, Inc.				**0.00**
	Bill	06/24/2007	21.49	21.49
	Bill Pmt -Check	06/24/2007	-21.49	0.00
Total Arkadin, Inc.			0.00	0.00
AT&T				**0.00**
	Bill	06/13/2007	2.00	2.00
	Bill	06/13/2007	0.62	2.62
	Bill Pmt -Check	06/13/2007	-2.00	0.62
	Bill Pmt -Check	06/13/2007	-0.62	0.00
	Bill	06/13/2007	19.36	19.36
	Bill Pmt -Check	06/13/2007	-19.36	0.00
	Bill	06/24/2007	128.86	128.86
	Bill Pmt -Check	06/24/2007	-128.86	0.00
Total AT&T			0.00	0.00
Commissioner of Revenue Services, Ct				**0.00**
	Bill	06/13/2007	307.96	307.96
	Bill Pmt -Check	06/13/2007	-307.96	0.00
Total Commissioner of Revenue Services, Ct			0.00	0.00
epiq Systems				**0.00**
	Bill	06/24/2007	423.48	423.48
	Bill Pmt -Check	06/24/2007	-423.48	0.00
Total epiq Systems			0.00	0.00
Kaster Moving Co. Inc.				**0.00**
	Bill	06/13/2007	450.30	450.30
	Bill	06/13/2007	82.50	532.80
	Bill Pmt -Check	06/13/2007	-532.80	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
King and Spalding				**0.00**
	Bill	06/24/2007	6,193.71	6,193.71
	Bill Pmt -Check	06/24/2007	-6,193.71	0.00
Total King and Spalding			0.00	0.00
Mellon Investors Services, LLC				**0.00**
	Bill	06/13/2007	1,474.88	1,474.88
	Bill Pmt -Check	06/13/2007	-1,474.88	0.00
Total Mellon Investors Services, LLC			0.00	0.00

The New Power Company

Exhibit 2A

Vendor Balance Detail

As of June 30, 2007

	Type	Date	Amount	Balance
Parker, Hudson, Rainer & Dobbs				**0.00**
	Bill	06/13/2007	1,338.56	1,338.56
	Bill	06/13/2007	6,190.19	7,528.75
	Bill Pmt -Check	06/13/2007	-7,528.75	0.00
Total Parker, Hudson, Rainer & Dobbs			0.00	0.00
Poorman-Douglas Corporation				**0.00**
	Bill	06/13/2007	433.60	433.60
	Bill Pmt -Check	06/13/2007	-433.60	0.00
Total Poorman-Douglas Corporation			0.00	0.00
Sidley Austin Brown & Wood				**0.00**
	Bill	06/13/2007	16,829.97	16,829.97
	Bill Pmt -Check	06/13/2007	-16,829.97	0.00
	Bill	06/24/2007	4,370.10	4,370.10
	Bill Pmt -Check	06/24/2007	-4,370.10	0.00
Total Sidley Austin Brown & Wood			0.00	0.00
TOTAL			**0.00**	**0.00**

New Bills	39,256
Payments	(39,256)

The New Power Company

Exhibit 2B

Unpaid Vendor Detail

As of June 30,2007

Name	Balance
Franchise Tax Liability	55,465.00
Payroll Tax Liablility	4,506.60
	59,971.60

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from May 31, 2007 - June 30,2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587	
Inventory at Beginning of Period	$ -	(per 5/31/07 G/L)
PLUS: Inventroy Purchased	-	
LESS: Inventory Used or Sold	-	
End of Month Balance	$ -	(per 6/30/07 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-
Fixed Assets at End of Period	$ -

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**The New Power Company Concentration Account**
Account Number:	
Purpose of Account:	Concentration Account

Beginning Balance	$	695,630.59
Total Deposits	$	2,555.62
Total Payments	$	48,831.58
Closing Balance	$	649,354.63
Service Charges	$	159.35

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	Money Market

Beginning Balance	$	1,157,062.80	
Total Deposits	$	1,927.04	Interest Income
Total Payments	$	3,945.74	Final Distribution plus Payroll Taxes
Closing Balance	$	1,155,044.10	
Service Charges	$	-	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**The New Power Company Reserve Account**
Account Number:	
Purpose of Account:	Reserve for Shareholder Distributions

Beginning Balance	$	-
Total Deposits	$	-
Total Payments	$	-
Closing Balance	$	-
Service Charges	$	-

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

January 2006 Interest	$	19,102.57
February 2006 Interest	$	17,263.46
March 2006 Interest	$	19,122.65
April 2006 Interest	$	27,821.49
May 2006 Interest	$	29,459.33
June 2006 Interest	$	28,533.24
July 2006 Interest	$	29,508.59
August 2006 Interest	$	29,533.65
September 2006 Interest	$	58,068.60
October2006Interest	$	60,103.67
November 2006 Interest	$	26,916.73
December 2006 Interest	$	10,788.28
January 2007 Interest	$	7,896.04
February 2007 Interest	$	7,144.20
March 2007 Interest	$	6,751.40
April 2007 Interest	$	6,377.00

Interest Calculations:

	Shares	First Distribution	2006 YE Balance	Mar-07 Balance
Lana Pai	1,032,000	608,880.00	776,847	0
Enron Energy Services	8,650,400	5,103,736.00		
Cortez Energy Services	5,000,000	2,950,000.00		
McGarrett I, LLC	6,766,400	3,653,856.00		
McGarrett II, LLC	8,458,200	4,567,428.00		
McGarrett III, LLC	2,791,800	1,507,572.00		
Surfboards & Co.- warrants	5,404,800	2,918,592.00	3,795,907	3,814,985
EES Warrant Trust - warrants	24,117,800	13,023,612.00		
Ari Benacerraf- options	10,000	5,400.00	7,024	7,059
Remaining Reserve Balance	62,231,400	34,339,076.00	4,579,778	3,822,044

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$48,672.23
Total Payments	$48,672.23
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201074
Last Check issued this Period	201092
Total # of checks issued this Period	19

Name of Debtor : **NewPower Holdings Inc.**
Case # : **02-10835**
Reporting Period: **6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	**NewPower Holdings, Inc. - Refund Disbursement A/C**
Account Number:	
Purpose of Account:	Controlled Disbursements (Customer Refunds)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	NA

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**NewPower ACH Account**
Account Number:	
Purpose of Account:	ACH (T&E)

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	First Union/ Wachovia
Branch:	Herndon, VA ABA # 051400549
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	Natural Gas Collections

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	Power/ IBM Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$0.00

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**NewPower Holdings, Inc. - Payroll Account**
Account Number:	
Purpose of Account:	Payroll

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**NewPower Enron Segregated A/C**
Account Number:	
Purpose of Account:	Concentration Account

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	CAN$ Operating A/C

Beginning Balance	$0.00	CAN$
Total Deposits		
Total Payments	$0.00	
Closing Balance	$0.00	
Service Charges	$ -	

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	0

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	Power/AES Collections

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor : **NewPower Holdings Inc.**
Case # : **02-10835**
Reporting Period: **6/01/2007-6/30/2007**

Name of Bank: Royal Bank of Canada
Branch: Ontario Transit # 00192
Account Name: **The New Power Company**
Account Number:
Purpose of Account: US$ A/C

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor :	**NewPower Holdings Inc.**
Case # :	**02-10835**
Reporting Period:	**6/01/2007-6/30/2007**

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	**The New Power Company**
Account Number:	
Purpose of Account:	WildCard ATM Settlement

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Name of Debtor : **NewPower Holdings Inc.**
Case # : **02-10835**
Reporting Period: **6/01/2007-6/30/2007**

Name of Bank: JP Morgan Chase
Branch: Syracuse, NY
Account Name: **NewPower Holdings, Inc.**
Account Number:
Purpose of Account: Controlled Disbursements (A/P)

Beginning Balance		$0.00
Total Deposits		$0.00
Total Payments		$0.00
Closing Balance		$0.00
Service Charges	N/A	

First Check issued this Period	None
Last Check issued this Period	None
Total # of checks issued this Period	None

ACCOUNT CLOSED

Name of Debtor : **NewPower Holdings Inc.**
Case # : **02-10835**
Reporting Period: **6/01/2007-6/30/2007**

Name of Bank:	Credit Suisse Asset Management
Branch:	466 Lexington Ave. NY, NY 10017-3140
Account Name:	**NewPower Holdings, Inc.**
Account Number:	
Purpose of Account:	Short Term Cash Mgmt Portfolio

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

The New Power Company

Exhibit 5

Check Detail

June 2007

Num	Date	Name	Amount
wire	06/13/2007	United States Treasury	3,945.74
201074	06/05/2007	M. Patricia Foster	3,381.82
201075	06/13/2007	CT Commissioner of Revenue Services	504.16
201076	06/13/2007	M. Patricia Foster	3,381.81
201077	06/13/2007	Commissioner of Revenue Services, Ct	307.96
201078	06/13/2007	AT&T	2.00
201079	06/13/2007	AT&T	0.62
201080	06/13/2007	Archivesone	988.68
201081	06/13/2007	Kaster Moving Co. Inc.	532.80
201082	06/13/2007	Poorman-Douglas Corporation	433.60
201083	06/13/2007	Sidley Austin Brown & Wood	16,829.97
201084	06/13/2007	Parker, Hudson, Rainer & Dobbs	7,528.75
201085	06/13/2007	Mellon Investors Services, LLC	1,474.88
201086	06/13/2007	AT&T	19.36
201087	06/24/2007	Arkadin, Inc.	21.49
201088	06/24/2007	Sidley Austin Brown & Wood	4,370.10
201089	06/24/2007	King and Spalding	6,193.71
201090	06/24/2007	AT&T	128.86
201091	06/24/2007	epiq Systems	423.48
201092	06/30/2007	M. Patricia Foster	3,381.81

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from May 31, 2007 - June 30,2007
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.9

Taxes Owed and Due

Payroll Tax Liability	4.5

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from May 31, 2007 - June 30,2007
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report

	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments	0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 6/01/07 - 6/30/07

Payments are in gross amts

	Title	Amount	Date	Type
FOSTER, MARY	President & CEO	$ 5,208.33	6/15/2007	Salary for pay period 6/01 -6/15
		$ 5,208.33	6/30/2007	Salary for pay period 6/16 -6/31
		$ 10,416.67		

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from May 31, 2007 - June 30,2007